Exhibit 99.1

For Immediate Release

For more information:
Rex S. Schuette
Chief Financial Officer
(706) 781-2266
Rex_Schuette@ucbi.com

UNITED COMMUNITY BANKS, INC. REPORTS
NET OPERATING LOSS FOR FOURTH QUARTER 2009

•	Non-performing assets down $30 million to $385 million from last quarter
•	Provision for loan losses of $90 million exceeded charge-offs by $5.4 million
•	Allowance-to-loans ratio of 3.02 percent, up from 2.80 percent last quarter
•	Margin continues to improve to 3.40%, up 70 basis points from a year ago
•	Capital ratios remain strong

BLAIRSVILLE, GA – January 29, 2010 – United Community Banks, Inc. (NASDAQ: UCBI) today reported a net operating loss of $39.8 million, or 45 cents per diluted share, for the fourth quarter of 2009.

Net operating loss for the year 2009 was $138.6 million, or $2.47 per diluted share, and did not reflect $95 million of non-cash charges for goodwill impairment in the first and third quarters. Also not included were $2.9 million in severance costs in the first quarter and the $11.4 million gain on the Southern Community Bank acquisition in the second quarter, all of which are considered non-operating items and are therefore excluded from operating earnings. Including these non-operating items, the net loss for 2009 was $228.3 million, or $3.95 per diluted share.

“Credit continues to be our major challenge,” stated Jimmy Tallent, president and chief executive officer. “We were able to sell non-performing loans and foreclosed properties totaling $81 million, up from $55 million in the third quarter. In addition, we made significant progress in 2009 in terms of implementing offensive strategies that allowed us to almost double our quarter’s core earnings from a year ago.”

1

Total loans were $5.151 billion at year-end, down $212 million from the third quarter and $554 million from year-end 2008, reflecting ongoing reductions due to weakness in the residential construction market and the overall weak business environment. “The decline in loans was primarily in residential construction and acquisition and development loans,” stated Tallent. As of December 31, 2009, residential construction loans were $1.050 billion, or 20 percent of total loans, a decrease of $429 million from a year ago and $135 million from the third quarter of 2009. Our new loan business continues to offset some of this decline and totaled $273 million, or five percent for the year. The growth was consistent for all quarters, with the majority of the growth in commercial loans within the Atlanta market.

Taxable equivalent net interest revenue of $63.9 million reflected an increase of $925 thousand from last quarter. “The taxable equivalent net interest margin was 3.40 percent, up slightly from 3.39 percent last quarter,” stated Tallent. “The margin improvement would have been greater, but we made a decision to build liquidity due to uncertainties in the market. This lowered our margin by approximately 20 basis points this quarter compared to two basis points last quarter. We expect most of the excess liquidity to run off in the first half of 2010. During the quarter we continued to maintain our loan pricing while significantly reducing deposit costs, which drove the expansion of our net interest margin.”

“Though core customer transaction deposits were up only slightly from the third quarter, they grew $205 million for the year, or 10 percent, excluding the acquisition in the second quarter,” Tallent said. “This growth reflects the continued success of adding to our customer base through customer referral and cross-selling programs. For the full year of 2009, we opened 9,904 net new core deposit accounts and added 60,318 new services.”

The fourth quarter provision for loan losses was $90.0 million compared to $95.0 million for the third quarter of 2009. Net charge-offs for the fourth quarter were $84.6 million compared to $90.5 million for the third quarter of 2009. At quarter-end, non-performing assets totaled $385 million compared to $415 million at September 30, 2009. The ratio of non-performing assets to total assets at the end of the fourth and third quarters was 4.81 percent and 4.91 percent, respectively. The allowance for loan losses to total loans was 3.02 percent and 2.80 percent, respectively.

2

“We are pleased to report a decline in non-performing assets in the fourth quarter,” stated Tallent. “Also, on the positive side, we did see a decline this quarter in our classified and watch list loans. Our past due loans over 30 days declined from 2.02 percent to 1.44 percent. Residential construction loans continue to be at the center of our challenges. In terms of non-performing assets, we are hopeful our declining trend will continue given the portfolio run-off in Atlanta, and the decline in past dues and classified loans. However, we could face more difficulty liquidating properties in our non-Atlanta markets. We expect charge-offs to decline from current levels, but remain elevated in 2010.”

Operating fee revenue of $17.2 million for the fourth quarter of 2009 increased $1.6 million from last quarter and $6.5 million from last year primarily due to non-core revenue items. These non-core items included securities gains of $2.0 million, $1.1 million and $838 thousand for the fourth quarter 2009, third quarter 2009 and fourth quarter 2008, respectively. Also, the fourth quarter 2008 included $2.7 million in prepayment charges to restructure borrowings. Excluding these items, core fee revenue was $15.2 million for the fourth quarter of 2009, compared to $14.5 million for last quarter and $12.6 million a year ago. Service charges and fees of $8.3 million for the fourth quarter of 2009 were up $515 thousand from a year ago, primarily due to higher ATM and debit card fees relating to an increase in transactions and new customer accounts. Consulting fees of $2.8 million were up $492 thousand from last quarter and $1.5 million from a year ago due in large part to increasing demand for regulatory compliance assistance. Consulting fees were down in the fourth quarter of 2008 due to an internal project for United to improve profitability that did not result in the recognition of revenue.

3

Operating expenses for the fourth quarter of 2009 were $62.5 million, an increase of $10.1 million from fourth quarter 2008, driven by the $9.2 million increase in foreclosed property costs and $1.7 million increase in FDIC insurance premiums. Foreclosed property costs for the fourth quarter were $14.4 million as compared to $5.2 million last year and $7.9 million last quarter. Foreclosed property costs this quarter included $9.6 million for write-downs and losses on sales and $4.8 million for maintenance, property taxes, and other related costs. This quarter included $7.4 million of losses on sales due to the higher volume of property sold during the quarter. Also, $2.2 million of additional write downs were taken on existing foreclosed properties to help expedite future sales. Salary and benefit costs for the fourth quarter totaled $26.2 million, up from $24.4 million last year due primarily to a $3.0 million bonus accrual reduction and a deferred compensation credit adjustment of $736 thousand recorded last year. Excluding these items, salary and benefit costs were down $2.0 million compared to last year, reflective of the reduction in work force of 183 staff positions during 2009, that was offset partially by the acquisition of Southern Community Bank in June 2009. Communications costs for the quarter remained flat, while advertising and printing costs were down $325 thousand and $448 thousand, respectively, from last year. Other expenses of $4.5 million decreased $2.5 million from the fourth quarter of 2008, due primarily to $2.0 million of bank owned life insurance expenses accrued last year that were later recovered in the second quarter of 2009 with the decision to cancel the surrender of our bank owned life insurance policies.

The effective tax rate for the fourth quarter of 2009 was 45 percent, compared to 28 percent last quarter and 38 percent last year. The fourth quarter 2009 tax benefit includes the favorable settlement of a several-year state tax audit dispute that was fully reserved due to the uncertainty of the tax position. The third quarter 2008 effective rate was lower due to a goodwill impairment charge which was not a taxable event and therefore did not result in the recognition of a tax benefit. The effective tax rate for 2010 is expected to be 40 percent, slightly higher than the effective tax rate for 2008.

On December 31, 2009, the company’s regulatory capital ratios were as follows: Tier I Risk-Based Capital of 12.4 percent; Leverage of 8.5 percent; and Total Risk-Based of 15.1 percent. Also, the quarterly average tangible equity-to-assets ratio was 9.5 percent and tangible common equity-to-assets ratio was 7.4 percent.

4

“Our ultimate goal is to return to profitability as soon as possible, and our attention is relentlessly focused toward that goal,” concluded Tallent.

Conference Call
United Community Banks will hold a conference call today, Friday, January 29, 2010, at 11 a.m. ET to discuss the contents of this news release and to share business highlights for the quarter. To access the call, dial (888) 806-6208 and use the password ‘8006436.’ The conference call also will be webcast and can be accessed by selecting ‘Calendar of Events’ within the Investor Relations section of the company’s web site at ir.ucbi.com.

About United Community Banks, Inc.
Headquartered in Blairsville, United Community Banks is the third-largest bank holding company in Georgia. United Community Banks has assets of $8.0 billion and operates 27 community banks with 107 banking offices throughout north Georgia, the Atlanta region, coastal Georgia, western North Carolina and east Tennessee. The company specializes in providing personalized community banking services to individuals and small to mid-size businesses. United Community Banks also offers the convenience of 24-hour access through a network of ATMs, telephone and on-line banking. United Community Banks common stock is listed on the Nasdaq Global Select Market under the symbol UCBI. Additional information may be found at the company’s web site at www.ucbi.com.

Safe Harbor
This news release contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of some factors that may cause such forward-looking statements to differ materially from actual results, please refer to the section entitled “Forward-Looking Statements” on page 3 of United Community Banks, Inc.’s annual report filed on Form 10-K with the Securities and Exchange Commission.

# # #

5

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Selected Financial Information

						Fourth
	2009				2008	Quarter	For the Twelve		YTD
(in thousands, except per share	Fourth	Third	Second	First	Fourth	2009-2008	Months Ended		2009-2008
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	2009	2008	Change
INCOME SUMMARY
Interest revenue	$97,481	$101,181	$102,737	$103,562	$108,434		$404,961	$466,969
Interest expense	33,552	38,177	41,855	46,150	56,561		159,734	228,265

Net interest revenue	63,929	63,004	60,882	57,412	51,873	23%	245,227	238,704	3%
Provision for loan losses	90,000	95,000	60,000	65,000	85,000		310,000	184,000
Operating fee revenue(1)	17,221	15,671	13,050	12,846	10,718	61	58,788	53,141	11

Total operating revenue (1)	(8,850)	(16,325)	13,932	5,258	(22,409)	61	(5,985)	107,845	(106)
Operating expenses(2)	62,532	53,606	55,348	52,569	52,439	19	224,055	206,699	8

Operating loss before taxes	(71,382)	(69,931)	(41,416)	(47,311)	(74,848)	5	(230,040)	(98,854)	(133)
Operating income tax benefit	(31,547)	(26,213)	(18,353)	(15,335)	(28,101)		(91,448)	(35,404)

Net operating loss(1)(2)	(39,835)	(43,718)	(23,063)	(31,976)	(46,747)	15	(138,592)	(63,450)	(118)
Gain from acquisition, net of tax expense	—	—	7,062	—	—		7,062	—
Noncash goodwill impairment charge	—	(25,000)	—	(70,000)	—		(95,000)	—
Severance costs, net of tax benefit	—	—	—	(1,797)	—		(1,797)	—

Net loss	(39,835)	(68,718)	(16,001)	(103,773)	(46,747)	15	(228,327)	(63,450)	(260)
Preferred dividends and discount accretion	2,567	2,562	2,559	2,554	712		10,242	724

Net loss available to common shareholders	$(42,402)	$(71,280)	$(18,560)	$(106,327)	$(47,459)		$(238,569)	$(64,174)

PERFORMANCE MEASURES
Per common share:
Diluted operating loss(1)(2)	$(.45)	$(.93)	$(.53)	$(.71)	$(.99)	55	$(2.47)	$(1.35)	(83)
Diluted loss	(.45)	(1.43)	(.38)	(2.20)	(.99)	55	(3.95)	(1.35)	(193)
Cash dividends declared	—	—	—	—	—		—	.18
Stock dividends declared(6)	—	1 for 130	1 for 130	1 for 130	1 for 130		3 for 130	2 for 130
Book value	8.36	8.85	13.87	14.70	16.95	(51)	8.36	16.95	(51)
Tangible book value(4)	6.02	6.50	8.85	9.65	10.39	(42)	6.02	10.39	(42)
Key performance ratios:
Return on equity(3)(5)	(22.08)%	(45.52)%	(11.42)%	(58.28)%	(23.83)%		(34.40)%	(7.82)%
Return on assets(5)	(1.91)	(3.32)	(.78)	(5.03)	(2.19)		(2.76)	(.76)
Net interest margin(5)	3.40	3.39	3.28	3.08	2.70		3.29	3.18
Operating efficiency ratio(1)(2)	79.02	69.15	74.15	75.15	81.34		74.37	70.49
Equity to assets	11.94	10.27	10.71	11.56	10.04		11.12	10.22
Tangible equity to assets(4)	9.53	7.55	7.96	8.24	6.56		8.33	6.67
Tangible common equity to assets(4)	7.37	5.36	5.77	6.09	6.21		6.15	6.57
Tangible common equity to risk-weighted assets(4)	10.39	10.67	7.49	8.03	8.34		10.39	8.34
ASSET QUALITY *
Non-performing loans (NPLs)	$264,092	$304,381	$287,848	$259,155	$190,723		$264,092	$190,723
Foreclosed properties	120,770	110,610	104,754	75,383	59,768		120,770	59,768

Total non-performing assets (NPAs)	384,862	414,991	392,602	334,538	250,491		384,862	250,491
Allowance for loan losses	155,602	150,187	145,678	143,990	122,271		155,602	122,271
Net charge-offs	84,585	90,491	58,312	43,281	74,028		276,669	151,152
Allowance for loan losses to loans	3.02%	2.80%	2.64%	2.56%	2.14%		3.02%	2.14%
Net charge-offs to average loans(5)	6.37	6.57	4.18	3.09	5.09		5.03	2.57
NPAs to loans and foreclosed properties	7.30	7.58	6.99	5.86	4.35		7.30	4.35
NPAs to total assets	4.81	4.91	4.63	4.09	2.92		4.81	2.92
AVERAGE BALANCES
Loans	$5,357,150	$5,565,498	$5,597,259	$5,675,054	$5,784,139	(7)	$5,547,915	$5,890,889	(6)
Investment securities	1,528,805	1,615,499	1,771,482	1,712,654	1,508,808	1	1,656,492	1,489,036	11
Earning assets	7,486,790	7,400,539	7,442,178	7,530,230	7,662,536	(2)	7,464,639	7,504,186	(1)
Total assets	8,286,544	8,208,199	8,212,140	8,372,281	8,487,017	(2)	8,269,387	8,319,201	(1)
Deposits	6,835,052	6,689,948	6,544,537	6,780,531	6,982,229	(2)	6,712,605	6,524,457	3
Shareholders’ equity	989,279	843,130	879,210	967,505	851,956	16	919,631	850,426	8
Common shares — basic	94,219	49,771	48,794	48,324	47,844		60,374	47,369
Common shares — diluted	94,219	49,771	48,794	48,324	47,844		60,374	47,369
AT PERIOD END
Loans	$5,151,476	$5,362,689	$5,513,087	$5,632,705	$5,704,861	(10)	$5,151,476	$5,704,861	(10)
Investment securities	1,530,047	1,532,514	1,816,787	1,719,033	1,617,187	(5)	1,530,047	1,617,187	(5)
Total assets	7,999,914	8,443,617	8,477,355	8,171,663	8,591,933	(7)	7,999,914	8,591,933	(7)
Deposits	6,627,834	6,821,306	6,848,760	6,616,488	7,003,624	(5)	6,627,834	7,003,624	(5)
Shareholders’ equity	962,321	1,006,638	855,272	888,853	989,382	(3)	962,321	989,382	(3)
Common shares outstanding	94,046	93,901	48,933	48,487	48,009		94,046	48,009

(1)	Excludes the gain from acquisition of $11.4 million, net of income tax expense of $4.3 million in the second quarter of 2009.

(2)	Excludes the goodwill impairment charges of $25 million and $70 million in the third and first quarters of 2009, respectively, and severance costs of $2.9 million, net of income tax benefit of $1.1 million in the first quarter of 2009.

(3)	Net loss available to common shareholders, which is net of preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).

(4)	Excludes effect of acquisition related intangibles and associated amortization.

(5)	Annualized.

(6)	Number of new shares issued for shares currently held.

NM —	Not meaningful.

*	Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.
Selected Financial Information
For the Years Ended December 31,

(in thousands, except per share data;
taxable equivalent)	2009	2008	2007	2006	2005
INCOME SUMMARY
Net interest revenue	$245,227	$238,704	$274,483	$237,880	$196,799
Provision for loan losses (1)	310,000	184,000	37,600	14,600	12,100
Operating fee revenue (2)	58,788	53,141	62,651	49,095	46,148

Total operating revenue (1)(2)	(5,985)	107,845	299,534	272,375	230,847
Operating expenses (3)	224,055	206,699	190,061	162,070	140,808

Operating (loss) income before taxes	(230,040)	(98,854)	109,473	110,305	90,039
Operating income taxes	(91,448)	(35,404)	40,482	41,490	33,297

Net operating (loss) income	(138,592)	(63,450)	68,991	68,815	56,742
Gain from acquisition, net of tax	7,062	—	—	—	—
Noncash goodwill impairment charge	(95,000)	—	—	—	—
Severance cost, net of tax benefit	(1,797)	—	—	—	—
Fraud loss provision, net of tax benefit	—	—	(10,998)	—	—

Net (loss) income	(228,327)	(63,450)	57,993	68,815	56,742
Preferred dividends and discount accretion	10,242	724	18	19	23

Net (loss) income available to common shareholders	$(238,569)	$(64,174)	$57,975	$68,796	$56,719

PERFORMANCE MEASURES
Per common share:
Diluted operating (loss) earnings (1)(2)(3)	$(2.47)	$(1.35)	$1.48	$1.66	$1.43
Diluted (loss) earnings	(3.95)	(1.35)	1.24	1.66	1.43
Cash dividends declared (rounded)	—	.18	.36	.32	.28
Stock dividends declared (6)	3 for 130	2 for 130	—	—	—
Book value	8.36	16.95	17.73	14.37	11.80
Tangible book value (5)	6.02	10.39	10.94	10.57	8.94
Key performance ratios:
Return on equity (4)	(34.40)%	(7.82)%	7.79%	13.28%	13.46%
Return on assets	(2.76)	(.76)	.75	1.09	1.04
Net interest margin	3.29	3.18	3.88	4.05	3.85
Operating efficiency ratio (2)(3)	74.37	70.49	56.53	56.35	57.77
Equity to assets	11.12	10.22	9.61	8.06	7.63
Tangible equity to assets (5)	8.33	6.67	6.63	6.32	5.64
Tangible common equity to assets (5)	6.15	6.57	6.63	6.32	5.64
Tangible common equity to risk-weighted assets (5)	10.39	8.34	8.21	8.09	7.75

ASSET QUALITY *
Non-performing loans (NPLs)	$264,092	$190,723	$28,219	$12,458	$11,997
Foreclosed properties	120,770	59,768	18,039	1,196	998

Total non-performing assets (NPAs)	384,862	250,491	46,258	13,654	12,995
Allowance for loan losses	155,602	122,271	89,423	66,566	53,595
Operating net charge-offs (1)	276,669	151,152	21,834	5,524	5,701
Allowance for loan losses to loans	3.02%	2.14%	1.51%	1.24%	1.22%
Operating net charge-offs to average loans (1)	5.03	2.57	.38	.12	.14
NPAs to loans and foreclosed properties	7.30	4.35	.78	.25	.30
NPAs to total assets	4.81	2.92	.56	.19	.22

AVERAGE BALANCES
Loans	$5,547,915	$5,890,889	$5,734,608	$4,800,981	$4,061,091
Investment securities	1,656,492	1,489,036	1,277,935	1,041,897	989,201
Earning assets	7,464,639	7,504,186	7,070,900	5,877,483	5,109,053
Total assets	8,269,387	8,319,201	7,730,530	6,287,148	5,472,200
Deposits	6,712,605	6,524,457	6,028,625	5,017,435	4,003,084
Shareholders’ equity	919,631	850,426	742,771	506,946	417,309
Common shares — Basic	60,374	47,369	45,948	40,413	38,477
Common shares — Diluted	60,374	47,369	46,593	41,575	39,721

AT YEAR END
Loans	$5,151,476	$5,704,861	$5,929,263	$5,376,538	$4,398,286
Investment securities	1,530,047	1,617,187	1,356,846	1,107,153	990,687
Total assets	7,999,914	8,591,933	8,207,302	7,101,249	5,865,756
Deposits	6,627,834	7,003,624	6,075,951	5,772,886	4,477,600
Shareholders’ equity	962,321	989,382	831,902	616,767	472,686
Common shares outstanding	94,046	48,009	46,903	42,891	40,020

(1)	Excludes pre-tax provision for fraud-related loan losses and related charge-offs of $18 million, net of income tax benefit of $7 million in 2007.

(2)	Excludes the gain from acquisition of $11.4 million, net of income tax expense of $4.3 million in 2009.

(3)	Excludes the goodwill impairment charge of $95 million and severance costs of $2.9 million, net of income tax benefit of $1.1 million in 2009.

(4)	Net (loss) income available to common shareholders, which is net of preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).

(5)	Excludes effect of acquisition related intangibles and associated amortization.

(6)	Number of new shares issued for shares currently held.

NM —	Not meaningful.

*	Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.
Operating Earnings to GAAP Earnings Reconciliation
Selected Financial Information

	2009				2008	For the Twelve
(in thousands, except per share	Fourth	Third	Second	First	Fourth	Months Ended
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	2009	2008	2007	2006	2005

Interest revenue reconciliation
Interest revenue — taxable equivalent	$97,481	$101,181	$102,737	$103,562	$108,434	$404,961	$466,969	$550,917	$446,695	$324,225
Taxable equivalent adjustment	(601)	(580)	(463)	(488)	(553)	(2,132)	(2,261)	(1,881)	(1,868)	(1,636)

Interest revenue (GAAP)	$96,880	$100,601	$102,274	$103,074	$107,881	$402,829	$464,708	$549,036	$444,827	$322,589

Net interest revenue reconciliation
Net interest revenue — taxable equivalent	$63,929	$63,004	$60,882	$57,412	$51,873	$245,227	$238,704	$274,483	$237,880	$196,799
Taxable equivalent adjustment	(601)	(580)	(463)	(488)	(553)	(2,132)	(2,261)	(1,881)	(1,868)	(1,636)

Net interest revenue (GAAP)	$63,328	$62,424	$60,419	$56,924	$51,320	$243,095	$236,443	$272,602	$236,012	$195,163

Provision for loan losses reconciliation
Operating provision for loan losses	$90,000	$95,000	$60,000	$65,000	$85,000	$310,000	$184,000	$37,600	$14,600	$12,100
Special fraud-related provision for loan losses	—	—	—	—	—	—	—	18,000	—	—

Provision for loan losses (GAAP)	$90,000	$95,000	$60,000	$65,000	$85,000	$310,000	$184,000	$55,600	$14,600	$12,100

Fee revenue reconciliation
Operating fee revenue	$17,221	$15,671	$13,050	$12,846	$10,718	$58,788	$53,141	$62,651	$49,095	$46,148
Gain from acquisition	—	—	11,390	—	—	11,390	—	—	—	—

Fee revenue (GAAP)	$17,221	$15,671	$24,440	$12,846	$10,718	$70,178	$53,141	$62,651	$49,095	$46,148

Total revenue reconciliation
Total operating revenue	$(8,850)	$(16,325)	$13,932	$5,258	$(22,409)	$(5,985)	$107,845	$299,534	$272,375	$230,847
Taxable equivalent adjustment	(601)	(580)	(463)	(488)	(553)	(2,132)	(2,261)	(1,881)	(1,868)	(1,636)
Gain from acquisition	—	—	11,390	—	—	11,390	—	—	—	—
Special fraud-related provision for loan losses	—	—	—	—	—	—	—	(18,000)	—	—

Total revenue (GAAP)	$(9,451)	$(16,905)	$24,859	$4,770	$(22,962)	$3,273	$105,584	$279,653	$270,507	$229,211

Expense reconciliation
Operating expense	$62,532	$53,606	$55,348	$52,569	$52,439	$224,055	$206,699	$190,061	$162,070	$140,808
Noncash goodwill impairment charge	—	25,000	—	70,000	—	95,000	—	—	—	—
Severance costs	—	—	—	2,898	—	2,898	—	—	—	—

Operating expense (GAAP)	$62,532	$78,606	$55,348	$125,467	$52,439	$321,953	$206,699	$190,061	$162,070	$140,808

(Loss) income before taxes reconciliation
Operating (loss) income before taxes	$(71,382)	$(69,931)	$(41,416)	$(47,311)	$(74,848)	$(230,040)	$(98,854)	$109,473	$110,305	$90,039
Taxable equivalent adjustment	(601)	(580)	(463)	(488)	(553)	(2,132)	(2,261)	(1,881)	(1,868)	(1,636)
Gain from acquisition	—	—	11,390	—	—	11,390	—	—	—	—
Noncash goodwill impairment charge	—	(25,000)	—	(70,000)	—	(95,000)	—	—	—	—
Severance costs	—	—	—	(2,898)	—	(2,898)	—	—	—	—
Special fraud-related provision for loan losses	—	—	—	—	—	—	—	(18,000)	—	—

(Loss) income before taxes (GAAP)	$(71,983)	$(95,511)	$(30,489)	$(120,697)	$(75,401)	$(318,680)	$(101,115)	$89,592	$108,437	$88,403

Income tax (benefit) expense reconciliation
Operating income tax (benefit) expense	$(31,547)	$(26,213)	$(18,353)	$(15,335)	$(28,101)	$(91,448)	$(35,404)	$40,482	$41,490	$33,297
Taxable equivalent adjustment	(601)	(580)	(463)	(488)	(553)	(2,132)	(2,261)	(1,881)	(1,868)	(1,636)
Gain from acquisition, tax expense	—	—	4,328	—	—	4,328	—	—	—	—
Severance costs, tax benefit	—	—	—	(1,101)	—	(1,101)	—	—	—	—
Special fraud-related provision for loan losses	—	—	—	—	—	—	—	(7,002)	—	—

Income tax (benefit) expense (GAAP)	$(32,148)	$(26,793)	$(14,488)	$(16,924)	$(28,654)	$(90,353)	$(37,665)	$31,599	$39,622	$31,661

(Loss) earnings per common share reconciliation
Operating (loss) earnings per common share	$(.45)	$(.93)	$(.53)	$(.71)	$(.99)	$(2.47)	$(1.35)	$1.48	$1.66	$1.43
Gain from acquisition	—	—	.15	—	—	.12	—	—	—	—
Noncash goodwill impairment charge	—	(.50)	—	(1.45)	—	(1.57)	—	—	—	—
Severance costs	—	—	—	(.04)	—	(.03)	—	—	—	—
Special fraud-related provision for loan losses	—	—	—	—	—	—	—	(.24)	—	—

(Loss) earnings per common share (GAAP)	$(.45)	$(1.43)	$(.38)	$(2.20)	$(.99)	$(3.95)	$(1.35)	$1.24	$1.66	$1.43

Book value reconciliation
Tangible book value	$6.02	$6.50	$8.85	$9.65	$10.39	$6.02	$10.39	$10.94	$10.57	$8.94
Effect of goodwill and other intangibles	2.34	2.35	5.02	5.05	6.56	2.34	6.56	6.79	3.80	2.86

Book value (GAAP)	$8.36	$8.85	$13.87	$14.70	$16.95	$8.36	$16.95	$17.73	$14.37	$11.80

Efficiency ratio reconciliation
Operating efficiency ratio	79.02%	69.15%	74.15%	75.15%	81.34%	74.37%	70.49%	56.53%	56.35%	57.77%
Gain from acquisition	—	—	(9.82)	—	—	(2.71)	—	—	—	—
Noncash goodwill impairment charge	—	32.24	—	100.06	—	30.39	—	—	—	—
Severance costs	—	—	—	4.14	—	.93	—	—	—	—

Efficiency ratio (GAAP)	79.02%	101.39%	64.33%	179.35%	81.34%	102.98%	70.49%	56.53%	56.35%	57.77%

Average equity to assets reconciliation
Tangible common equity to assets	7.37%	5.36%	5.77%	6.09%	6.21%	6.15%	6.57%	6.63%	6.32%	5.64%
Effect of preferred equity	2.16	2.19	2.19	2.15	.35	2.18	.10	—	—	—

Tangible equity to assets	9.53	7.55	7.96	8.24	6.56	8.33	6.67	6.63	6.32	5.64
Effect of goodwill and other intangibles	2.41	2.72	2.75	3.32	3.48	2.79	3.55	2.98	1.74	1.99

Equity to assets (GAAP)	11.94%	10.27%	10.71%	11.56%	10.04%	11.12%	10.22%	9.61%	8.06%	7.63%

Actual tangible common equity to risk-weighted assets reconciliation
Tangible common equity to risk-weighted assets	10.39%	10.67%	7.49%	8.03%	8.34%	10.39%	8.34%	8.21%	8.09%	7.75%
Effect of other comprehensive income	(.87)	(.90)	(.72)	(1.00)	(.91)	(.87)	(.91)	(.23)	.07	.23
Effect of deferred tax limitation	(1.27)	(.58)	(.22)	—	—	(1.27)	—	—	—	—
Effect of trust preferred	.97	.92	.90	.89	.88	.97	.88	.65	.81	.89
Effect of preferred equity	3.19	3.04	2.99	2.96	2.90	3.19	2.90	—	.01	.01

Tier I capital ratio (Regulatory)	12.41%	13.15%	10.44%	10.88%	11.21%	12.41%	11.21%	8.63%	8.98%	8.88%

Net charge-offs reconciliation
Operating net charge-offs	$84,585	$90,491	$58,312	$43,281	$74,028	$276,669	$151,152	$21,834	$5,524	$5,701
Fraud related charge-offs	—	—	—	—	—	—	—	18,000	—	—

Net charge-offs (GAAP)	$84,585	$90,491	$58,312	$43,281	$74,028	$276,669	$151,152	$39,834	$5,524	$5,701

Net charge-offs to average loans reconciliation
Operating net charge-offs to average loans	6.37%	6.57%	4.18%	3.09%	5.09%	5.03%	2.57%	.38%	.12%	.14%
Effect of fraud related charge offs	—	—	—	—	—	—	—	.31	—	—

Net charge-offs to average loans (GAAP)	6.37%	6.57%	4.18%	3.09%	5.09%	5.03%	2.57%	.69%	.12%	.14%

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End

						Linked	Year over
	2009				2008	Quarter	Year
	Fourth	Third	Second	First	Fourth	Change(2)	Change
(in millions)	Quarter(1)	Quarter(1)	Quarter(1)	Quarter	Quarter	Actual	Actual
LOANS BY CATEGORY
Commercial (sec. by RE)	$1,779	$1,787	$1,797	$1,779	$1,627	(2)%	9%
Commercial construction	363	380	379	377	500	(18)	(27)
Commercial & industrial	390	403	399	387	410	(13)	(5)

Total commercial	2,532	2,570	2,575	2,543	2,537	(6)	—
Residential construction	1,050	1,185	1,315	1,430	1,479	(46)	(29)
Residential mortgage	1,427	1,461	1,470	1,504	1,526	(9)	(6)
Consumer / installment	142	147	153	156	163	(14)	(13)

Total loans	$5,151	$5,363	$5,513	$5,633	$5,705	(16)	(10)

LOANS BY MARKET
Atlanta MSA	$1,435	$1,526	$1,605	$1,660	$1,706	(24)%	(16)%
Gainesville MSA	390	402	413	422	420	(12)	(7)
North Georgia	1,884	1,942	1,978	2,014	2,040	(12)	(8)
Western North Carolina	772	786	794	808	810	(7)	(5)
Coastal Georgia	405	440	455	460	464	(32)	(13)
East Tennessee	265	267	268	269	265	(3)	—

Total loans	$5,151	$5,363	$5,513	$5,633	$5,705	(16)	(10)

RESIDENTIAL CONSTRUCTION
Dirt loans
Acquisition & development	$332	$380	$413	$445	$484	(51)%	(31)%
Land loans	127	159	159	155	153	(81)	(17)
Lot loans	336	336	369	390	358	—	(6)

Total	795	875	941	990	995	(37)	(20)

House loans
Spec	178	218	268	317	347	(73)%	(49)%
Sold	77	92	106	123	137	(65)	(44)

Total	255	310	374	440	484	(71)	(47)

Total residential construction	$1,050	$1,185	$1,315	$1,430	$1,479	(46)	(29)

RESIDENTIAL CONSTRUCTION — ATLANTA MSA
Dirt loans
Acquisition & development	$76	$100	$124	$148	$167	(96)%	(54)%
Land loans	43	61	63	52	56	(118)	(23)
Lot loans	52	54	81	98	86	(15)	(40)

Total	171	215	268	298	309	(82)	(45)

House loans
Spec	68	91	127	164	189	(101)%	(64)%
Sold	16	22	29	33	40	(109)	(60)

Total	84	113	156	197	229	(103)	(63)

Total residential construction	$255	$328	$424	$495	$538	(89)	(53)

(1)	Excludes total loans of $85.1 million, $104.0 million and $109.9 million as of December 31, 2009, September 30, 2009 and June 30, 2009, respectively, that are covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

(2)	Annualized.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Year-End

(in millions)	2009	2008	2007	2006	2005	2004
LOANS BY CATEGORY
Commercial (sec. by RE)	$1,779	$1,627	$1,476	$1,230	$1,055	$967
Commercial construction	363	500	527	469	359	249
Commercial & industrial	390	410	418	296	237	212

Total commercial	2,532	2,537	2,421	1,995	1,651	1,428
Residential construction	1,050	1,479	1,829	1,864	1,380	1,055
Residential mortgage	1,427	1,526	1,502	1,338	1,206	1,102
Consumer / installment	142	163	177	180	161	150

Total loans	$5,151	$5,705	$5,929	$5,377	$4,398	$3,735

LOANS BY MARKET
Atlanta MSA	$1,435	$1,706	$2,002	$1,651	$1,207	$1,061
Gainesville MSA	390	420	399	354	249	—
North Georgia	1,884	2,040	2,060	2,034	1,790	1,627
Western North Carolina	772	810	806	773	668	633
Coastal Georgia	405	464	416	358	306	274
East Tennessee	265	265	246	207	178	140

Total loans	$5,151	$5,705	$5,929	$5,377	$4,398	$3,735

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality (1)

	Fourth Quarter 2009			Third Quarter 2009			Second Quarter 2009
	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total
(in thousands)	Loans	Properties	NPAs	Loans	Properties	NPAs	Loans	Properties	NPAs
NPAs BY CATEGORY
Commercial (sec. by RE)	$37,040	$15,842	$52,882	$38,379	$12,566	$50,945	$37,755	$5,395	$43,150
Commercial construction	19,976	9,761	29,737	38,505	5,543	44,048	15,717	5,847	21,564
Commercial & industrial	3,946	—	3,946	3,794	—	3,794	11,378	—	11,378

Total commercial	60,962	25,603	86,565	80,678	18,109	98,787	64,850	11,242	76,092
Residential construction	142,332	76,519	218,851	171,027	79,045	250,072	176,400	81,648	258,048
Residential mortgage	58,767	18,648	77,415	50,626	13,456	64,082	44,256	11,864	56,120
Consumer / installment	2,031	—	2,031	2,050	—	2,050	2,342	—	2,342

Total NPAs	$264,092	$120,770	$384,862	$304,381	$110,610	$414,991	$287,848	$104,754	$392,602

NPAs BY MARKET
Atlanta MSA	$106,536	$41,125	$147,661	$120,599	$54,670	$175,269	$148,155	$50,450	$198,605
Gainesville MSA	5,074	2,614	7,688	12,916	8,429	21,345	9,745	3,511	13,256
North Georgia	87,598	53,072	140,670	96,373	36,718	133,091	72,174	37,454	109,628
Western North Carolina	29,610	5,096	34,706	25,775	5,918	31,693	21,814	7,245	29,059
Coastal Georgia	26,871	17,150	44,021	38,414	3,045	41,459	30,311	3,904	34,215
East Tennessee	8,403	1,713	10,116	10,304	1,830	12,134	5,649	2,190	7,839

Total NPAs	$264,092	$120,770	$384,862	$304,381	$110,610	$414,991	$287,848	$104,754	$392,602

NPA ACTIVITY
Beginning Balance	$304,381	$110,610	$414,991	$287,848	$104,754	$392,602	$259,155	$75,383	$334,538
Loans placed on non-accrual	174,898	—	174,898	190,164	—	190,164	169,351	—	169,351
Payments received	(26,935)	—	(26,935)	(16,597)	—	(16,597)	(15,597)	—	(15,597)
Loan charge-offs	(88,427)	—	(88,427)	(92,359)	—	(92,359)	(60,644)	—	(60,644)
Foreclosures	(79,983)	79,983	—	(56,624)	56,624	—	(64,417)	64,417	—
Capitalized costs	—	981	981	—	579	579	—	1,324	1,324
Note / property sales	(19,842)	(61,228)	(81,070)	(8,051)	(47,240)	(55,291)	—	(33,752)	(33,752)
Write downs	—	(2,209)	(2,209)	—	(1,906)	(1,906)	—	(2,738)	(2,738)
Net gains (losses) on sales	—	(7,367)	(7,367)	—	(2,201)	(2,201)	—	120	120

Ending Balance	$264,092	$120,770	$384,862	$304,381	$110,610	$414,991	$287,848	$104,754	$392,602

	Fourth Quarter 2009		Third Quarter 2009		Second Quarter 2009
		Net Charge-		Net Charge-		Net Charge-
		Offs to		Offs to		Offs to
	Net	Average	Net	Average	Net	Average
(in thousands)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)
NET CHARGE-OFFS BY CATEGORY
Commercial (sec. by RE)	$3,896	.86%	$10,568	2.33%	$5,986	1.34%
Commercial construction	4,717	5.03	4,369	4.55	756	.80
Commercial & industrial	153	.15	1,792	1.76	3,107	3.16

Total commercial	8,766	1.36	16,729	2.57	9,849	1.54
Residential construction	67,393	23.87	67,520	21.31	44,240	12.90
Residential mortgage	7,026	1.93	5,051	1.36	3,526	.95
Consumer / installment	1,400	3.83	1,191	3.13	697	1.80

Total	$84,585	6.37	$90,491	6.57	$58,312	4.18

NET CHARGE-OFFS BY MARKET
Atlanta MSA	$43,595	12.07%	$50,129	12.61%	$37,473	8.89%
Gainesville MSA	2,273	2.49	1,473	1.60	4,125	4.38
North Georgia	18,057	3.57	24,017	4.74	12,571	2.52
Western North Carolina	10,091	5.11	3,949	1.98	1,015	.51
Coastal Georgia	8,109	7.72	10,051	8.78	969	.85
East Tennessee	2,460	3.67	872	1.30	2,159	3.21

Total	$84,585	6.37	$90,491	6.57	$58,312	4.18

(1)	Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank. (2) Annualized.

UNITED COMMUNITY BANKS, INC.
Consolidated Statement of Income (Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except per share data)	2009	2008	2009	2008

Interest revenue:
Loans, including fees	$78,064	$86,409	$322,509	$385,959
Investment securities, including tax exempt of $366, $324, $1,322 and $1,464	17,313	18,964	77,370	75,869
Federal funds sold, commercial paper, deposits in banks and other	1,503	2,508	2,950	2,880

Total interest revenue	96,880	107,881	402,829	464,708

Interest expense:
Deposits:
NOW	2,315	6,045	11,023	28,626
Money market	2,328	3,124	9,545	10,643
Savings	105	204	483	764
Time	24,026	41,512	120,326	158,268

Total deposit interest expense	28,774	50,885	141,377	198,301
Federal funds purchased, repurchase agreements and other short-term borrowings	1,081	445	2,842	7,699
Federal Home Loan Bank advances	1,045	2,358	4,622	13,026
Long-term debt	2,652	2,873	10,893	9,239

Total interest expense	33,552	56,561	159,734	228,265

Net interest revenue	63,328	51,320	243,095	236,443
Provision for loan losses	90,000	85,000	310,000	184,000

Net interest revenue after provision for loan losses	(26,672)	(33,680)	(66,905)	52,443

Fee revenue:
Service charges and fees	8,257	7,742	30,986	31,683
Mortgage loan and other related fees	1,651	1,528	8,959	7,103
Consulting fees	2,774	1,260	7,822	7,046
Brokerage fees	443	645	2,085	3,457
Securities gains, net	2,015	838	2,756	1,315
Gain from acquisition	—	—	11,390	—
Losses on prepayment of borrowings	—	(2,714)	—	(2,714)
Other	2,081	1,419	6,180	5,251

Total fee revenue	17,221	10,718	70,178	53,141

Total revenue	(9,451)	(22,962)	3,273	105,584

Operating expenses:
Salaries and employee benefits	26,189	24,441	108,967	110,574
Communications and equipment	3,932	3,897	15,038	15,490
Occupancy	4,038	3,663	15,796	14,988
Advertising and public relations	1,033	1,358	4,220	6,117
Postage, printing and supplies	1,315	1,763	5,068	6,296
Professional fees	2,571	2,313	9,925	7,509
Foreclosed property	14,391	5,238	32,365	19,110
FDIC assessments and other regulatory charges	3,711	1,980	16,004	6,020
Amortization of intangibles	813	745	3,104	3,009
Other	4,539	7,041	13,568	17,586
Goodwill impairment	—	—	95,000	—
Severance costs	—	—	2,898	—

Total operating expenses	62,532	52,439	321,953	206,699

Loss before income taxes	(71,983)	(75,401)	(318,680)	(101,115)
Income tax benefit	(32,148)	(28,654)	(90,353)	(37,665)

Net loss	(39,835)	(46,747)	(228,327)	(63,450)
Preferred stock dividends, including discount accretion	2,567	712	10,242	724

Net loss available to common shareholders	$(42,402)	$(47,459)	$(238,569)	$(64,174)

Basic loss per common share	$(.45)	$(.99)	$(3.95)	$(1.35)
Diluted loss per common share	(.45)	(.99)	(3.95)	(1.35)
Weighted average common shares outstanding — Basic	94,219	47,844	60,374	47,369
Weighted average common shares outstanding — Diluted	94,219	47,844	60,374	47,369

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheet

	December 31,	December 31,
(in thousands, except share and per share data)	2009	2008

	(unaudited)	(audited)

ASSETS

Cash and due from banks	$126,265	$116,395
Interest-bearing deposits in banks	120,382	8,417
Federal funds sold, commercial paper and short-term investments	129,720	368,609

Cash and cash equivalents	376,367	493,421

Securities available for sale	1,530,047	1,617,187
Mortgage loans held for sale	30,226	20,334
Loans, net of unearned income	5,151,476	5,704,861
Less allowance for loan losses	155,602	122,271

Loans, net	4,995,874	5,582,590

Acquired assets covered by loss sharing agreements with the FDIC	185,938	—
Premises and equipment, net	182,038	179,160
Accrued interest receivable	33,867	46,088
Goodwill and other intangible assets	225,196	321,798
Other assets	440,361	331,355

Total assets	$7,999,914	$8,591,933

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$707,826	$654,036
NOW	1,335,790	1,543,385
Money market	713,901	466,750
Savings	177,427	170,275
Time:
Less than $100,000	1,746,511	1,953,235
Greater than $100,000	1,187,499	1,422,974
Brokered	758,880	792,969

Total deposits	6,627,834	7,003,624

Federal funds purchased, repurchase agreements, and other short-term borrowings	101,389	108,411
Federal Home Loan Bank advances	114,501	235,321
Long-term debt	150,066	150,986
Accrued expenses and other liabilities	43,803	104,209

Total liabilities	7,037,593	7,602,551

Shareholders’ equity:
Preferred stock, $1 par value; 10,000,000 shares authorized;
Series A; $10 stated value; 21,700 and 25,800 shares issued and outstanding	217	258
Series B; $1,000 stated value; 180,000 shares issued and outstanding	174,408	173,180
Common stock, $1 par value; 100,000,000 shares authorized; 94,045,603 and 48,809,301 shares issued	94,046	48,809
Common stock issuable; 221,906 and 129,304 shares	3,597	2,908
Capital surplus	622,034	460,708
Retained earnings	20,384	265,405
Treasury stock; 799,892 shares, at cost	—	(16,465)
Accumulated other comprehensive income	47,635	54,579

Total shareholders’ equity	962,321	989,382

Total liabilities and shareholders’ equity	$7,999,914	$8,591,933

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended December 31,

	2009			2008
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$5,357,150	$78,088	5.78%	$5,784,139	$86,530	5.95%
Taxable securities (3)	1,496,251	16,947	4.53	1,478,427	18,640	5.04
Tax-exempt securities (1)(3)	32,554	599	7.36	30,381	530	6.98
Federal funds sold and other interest-earning assets	600,835	1,847	1.23	369,589	2,734	2.96

Total interest-earning assets	7,486,790	97,481	5.17	7,662,536	108,434	5.64

Non-interest-earning assets:
Allowance for loan losses	(162,203)			(109,956)
Cash and due from banks	107,153			116,463
Premises and equipment	182,790			179,807
Other assets (3)	672,014			638,167

Total assets	$8,286,544			$8,487,017

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,334,578	$2,315	.69	$1,534,370	$6,045	1.57
Money market	726,680	2,328	1.27	424,940	3,124	2.92
Savings	178,191	105	.23	174,186	204	.47
Time less than $100,000	1,812,823	10,952	2.40	1,916,811	18,524	3.84
Time greater than $100,000	1,215,579	8,074	2.64	1,448,818	14,558	4.00
Brokered	844,462	5,000	2.35	818,100	8,430	4.10

Total interest-bearing deposits	6,112,313	28,774	1.87	6,317,225	50,885	3.20

Federal funds purchased and other borrowings	105,130	1,081	4.08	109,712	445	1.61
Federal Home Loan Bank advances	156,979	1,045	2.64	284,860	2,358	3.29
Long-term debt	150,060	2,652	7.01	146,746	2,873	7.79

Total borrowed funds	412,169	4,778	4.60	541,318	5,676	4.17

Total interest-bearing liabilities	6,524,482	33,552	2.04	6,858,543	56,561	3.28

Non-interest-bearing liabilities:
Non-interest-bearing deposits	722,739			665,004
Other liabilities	50,044			111,514

Total liabilities	7,297,265			7,635,061
Shareholders’ equity	989,279			851,956

Total liabilities and shareholders’ equity	$8,286,544			$8,487,017

Net interest revenue		$63,929			$51,873

Net interest-rate spread			3.13%			2.36%

Net interest margin (4)			3.40%			2.70%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued.

(3)	Securities available for sale are shown at amortized cost. Pretax unrealized gains of $22.1 million in 2009 and pretax unrealized losses of $3.6 million in 2008 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Twelve Months Ended December 31,

	2009			2008
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$5,547,915	$322,284	5.81%	$5,890,889	$386,132	6.55%
Taxable securities (3)	1,626,032	76,048	4.68	1,455,206	74,405	5.11
Tax-exempt securities (1)(3)	30,460	2,164	7.10	33,830	2,406	7.11
Federal funds sold and other interest-earning assets	260,232	4,465	1.72	124,261	4,026	3.24

Total interest-earning assets	7,464,639	404,961	5.43	7,504,186	466,969	6.22

Non-interest-earning assets:
Allowance for loan losses	(146,535)			(97,385)
Cash and due from banks	105,127			131,778
Premises and equipment	180,381			180,857
Other assets (3)	665,775			599,765

Total assets	$8,269,387			$8,319,201

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,297,139	$11,023	.85	$1,491,419	$28,626	1.92
Money market	589,389	9,545	1.62	426,988	10,643	2.49
Savings	177,410	483	.27	182,067	764	.42
Time less than $100,000	1,891,774	56,811	3.00	1,724,036	71,844	4.17
Time greater than $100,000	1,306,302	42,518	3.25	1,457,397	62,888	4.32
Brokered	756,122	20,997	2.78	565,111	23,536	4.16

Total interest-bearing deposits	6,018,136	141,377	2.35	5,847,018	198,301	3.39

Federal funds purchased and other borrowings	177,589	2,842	1.60	324,634	7,699	2.37
Federal Home Loan Bank advances	220,468	4,622	2.10	410,605	13,026	3.17
Long-term debt	150,604	10,893	7.23	120,442	9,239	7.67

Total borrowed funds	548,661	18,357	3.35	855,681	29,964	3.50

Total interest-bearing liabilities	6,566,797	159,734	2.43	6,702,699	228,265	3.41

Non-interest-bearing liabilities:
Non-interest-bearing deposits	694,469			677,439
Other liabilities	88,490			88,637

Total liabilities	7,349,756			7,468,775
Shareholders’ equity	919,631			850,426

Total liabilities and shareholders’ equity	$8,269,387			$8,319,201

Net interest revenue		$245,227			$238,704

Net interest-rate spread			3.00%			2.81%

Net interest margin (4)			3.29%			3.18%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued.

(3)	Securities available for sale are shown at amortized cost. Pretax unrealized gains of $15.3 million in 2009 and $3.3 million in 2008 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.